Exhibit 99.1

Occidental Announces Commencement of Exchange Offer and Consent
Solicitation for CrownRock Notes

HOUSTON — July 19, 2024 — Occidental (NYSE: OXY) today announced that it has commenced a private exchange offer to certain eligible holders (the “Exchange Offer”) for any and all outstanding 5.000% Senior Notes due 2029 (the “CrownRock Notes”) issued by CrownRock, L.P. (“CrownRock”) and CrownRock Finance, Inc. for up to $376,084,000 aggregate principal amount of new notes to be issued by Occidental (the “Occidental Notes”) and cash.

As previously announced, on December 10, 2023, Occidental entered into a Partnership Interest Purchase Agreement (the “Purchase Agreement”) with CrownRock Holdings, L.P. (“Limited Partner”), CrownRock GP, LLC (“General Partner” and, together with the Limited Partner, the “Sellers”), Coral Holdings LP, LLC, a wholly owned indirect subsidiary of Occidental (“LP Purchaser”), and Coral Holdings GP, LLC, a wholly owned indirect subsidiary of Occidental (“GP Purchaser” and, together with the LP Purchaser, the “Purchasers”). Subject to the terms and conditions of the Purchase Agreement, the Purchasers will purchase 100% of the issued and outstanding partner interests of CrownRock from the Sellers (such transaction, the “Acquisition”). The Exchange Offer and Consent Solicitation (as defined herein) are being conducted in connection with, and are conditioned upon, the completion of the Acquisition and, with respect only to the Consent Solicitation, the conditions that Occidental shall have received the Requisite Consent (as defined herein) for the Proposed Amendments (as defined herein) and that a supplemental indenture relating to the Proposed Amendments has been executed and delivered.

In conjunction with the Exchange Offer, Occidental is concurrently soliciting consents (the “Consent Solicitation” and, together with the Exchange Offer, the “Exchange Offer and Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the CrownRock Notes (the “CrownRock Indenture”) to, among other things, eliminate from the CrownRock Indenture (i) substantially all of the restrictive covenants, (ii) certain of the events which may lead to an “Event of Default,” (iii) the reporting covenant, (iv) the restrictions on CrownRock consolidating or merging with or into another person or selling, assigning, transferring, conveying, leasing or otherwise disposing of all or substantially all of its properties or assets to another person and (v) the obligation to offer to purchase the CrownRock Notes upon certain change of control transactions (collectively, the “Proposed Amendments”).  The Proposed Amendments require the consent of the holders of not less than a majority in principal amount of the CrownRock Notes outstanding (the “Requisite Consent”).  If the Requisite Consent is obtained, any remaining CrownRock Notes not tendered and exchanged for Occidental Notes will be governed by the amended indenture.  The Exchange Offer and Consent Solicitation are subject to the same conditions, and any waiver of a condition by Occidental with respect to the Exchange Offer will automatically waive such condition with respect to the Consent Solicitation, as applicable.

The following table sets forth the Consent Payment (as defined herein), Exchange Consideration (as defined herein), Early Participation Premium (as defined herein) and Total Consideration (as defined herein) for the CrownRock Notes:

Title of CrownRock Notes	CUSIP Nos.	Maturity Date	Principal Amount Outstanding	Consent Payment(1)	Exchange Consideration(2)	Early Participation Premium(3)	Total Consideration(4)

5.000% Senior Notes due 2029	228701 AG3 (144A) / U22870 AF3 (Reg S)	05/01/2029	$376,084,000	$2.50 in cash	$970 principal amount of Occidental 5.000% Senior Notes due 2029	$30 principal amount of Occidental 5.000% Senior Notes due 2029	$1,000 principal amount of Occidental 5.000% Senior Notes due 2029 and $2.50 in cash

______________________
(1)
For each $1,000 principal amount of CrownRock Notes validly tendered and accepted for exchange.  On the Early Settlement Date (as defined herein), the Consent Payment will be paid to each eligible holder of CrownRock Notes that validly tendered and did not validly withdraw CrownRock Notes at or prior to the Early Participation Date (as defined herein).

(2)	For each $1,000 principal amount of CrownRock Notes validly tendered and accepted for exchange.
(3)
For each $1,000 principal amount of CrownRock Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.  On the Early Settlement Date, the Early Participation Premium will be paid to each eligible holder of CrownRock Notes who is a beneficial owner of such CrownRock Notes at the Early Participation Date, and who validly tendered and did not validly withdraw such CrownRock Notes at or prior to the Early Participation Date.

(4)
For each $1,000 principal amount of CrownRock Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.  Includes the Consent Payment, the Exchange Consideration and the Early Participation Premium.  For the avoidance of doubt, unless the Exchange Offer is amended, in no event will any holder of CrownRock Notes receive more than $1,000 aggregate principal amount of Occidental Notes for each $1,000 aggregate principal amount of CrownRock Notes accepted for exchange.

The Exchange Offer and Consent Solicitation is being made pursuant to the terms and subject to the conditions set forth in the confidential offering memorandum and consent solicitation statement dated July 19, 2024 (the “Offering Memorandum and Consent Solicitation Statement”), and is conditioned upon, among other things, the closing of the Acquisition.  The Exchange Offer will expire at 5:00 p.m., New York City time, on August 16, 2024, unless extended or terminated by Occidental (such date and time, as may be extended, the “Expiration Date”).  Eligible holders of CrownRock Notes who validly tender and have not validly withdrawn their CrownRock Notes at or prior to 5:00 p.m., New York City time, on August 1, 2024, unless extended or terminated by Occidental (such date and time, as the same may be extended, the “Early Participation Date”), will be eligible to receive the Early Participation Premium.  A consent may not be revoked after the earlier of (i) 5:00 p.m., New York City time, on August 1, 2024, unless extended or terminated by Occidental, and (ii) the date the supplemental indenture to the CrownRock Indenture implementing the Proposed Amendments is executed.  The Consent Solicitation will expire at the Early Participation Date.  The early settlement date (the “Early Settlement Date”) for the Exchange Offer will be promptly after the Early Participation Date and is expected to occur no earlier than the closing date of the Acquisition, which is expected to be completed in August 2024, subject to customary closing conditions.  The final settlement date for the Exchange Offer will be promptly after the Expiration Date.

For each $1,000 principal amount of CrownRock Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, eligible holders of CrownRock Notes will be eligible to receive the total consideration set out in the table above (the “Total Consideration”), which includes a consent payment of $2.50 in cash (the “Consent Payment”) and an early participation premium, payable in principal amount of Occidental Notes, of $30 (the “Early Participation Premium”).  To be eligible to receive the Total Consideration, eligible holders of CrownRock Notes must have validly tendered and not validly withdrawn their CrownRock Notes at or prior to the Early Participation Date and beneficially own such CrownRock Notes at the Early Participation Date.  For the avoidance of doubt, unless the Exchange Offer is amended, in no event will any holder of CrownRock Notes receive more than $1,000 aggregate principal amount of Occidental Notes for each $1,000 aggregate principal amount of CrownRock Notes accepted for exchange.

For each $1,000 principal amount of CrownRock Notes validly tendered and not validly withdrawn after the Early Participation Date and prior to the Expiration Date, eligible holders of CrownRock Notes will be eligible to receive $970 principal amount of Occidental Notes (the “Exchange Consideration”).  To be eligible to receive the Exchange Consideration, eligible holders of CrownRock Notes must validly tender (and not validly withdraw) their CrownRock Notes at or prior to the Expiration Date.  If an eligible holder of CrownRock Notes validly tenders and has not validly withdrawn their CrownRock Notes at or prior to the Early Participation Date and beneficially owns such CrownRock Notes at the Early Participation Date, the eligible holder will instead receive the Total Consideration.

Participants who tender after the Early Participation Date, if any, should be aware that Occidental may not accept any CrownRock Notes validly tendered pursuant to the Exchange Offer that will be exchanged on the Final Settlement Date if Occidental determines there is a meaningful risk that the Occidental Notes will not be fungible for U.S. federal income tax purposes. Whether the Occidental Notes issued on the Final Settlement Date, if any, are fungible with the Occidental Notes issued on the Early Settlement Date depends on the trading price of the Occidental Notes, and possibly the CrownRock Notes, as of the applicable Settlement Date. U.S. holders that tender the Occidental Notes after the Early Participation Date, if any, should consult their tax advisors regarding the foregoing considerations.

No accrued and unpaid interest is payable upon acceptance of any CrownRock Notes in the Exchange Offer and Consent Solicitation.  The interest rate, interest payment dates, maturity and redemption terms of the Occidental Notes to be issued by Occidental in the Exchange Offer will be the same as those of the CrownRock Notes to be exchanged.  The first interest payment on the Occidental Notes will include the accrued and unpaid interest from the date of the last interest payment made under the CrownRock Indenture on the CrownRock Notes tendered in exchange therefor so that a tendering eligible holder of CrownRock Notes will receive the same interest payment it would have received had its CrownRock Notes not been tendered in the Exchange Offer and Consent Solicitation; provided that the amount of accrued and unpaid interest shall only be equal to the accrued and unpaid interest on the principal amount of CrownRock Notes equal to the aggregate principal amount of Occidental Notes an eligible holder of CrownRock Notes receives, which may be less than the principal amount of corresponding CrownRock Notes tendered for exchange if such holder tenders its CrownRock Notes after the Early Participation Date.

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to eligible holders of CrownRock Notes who complete and return an eligibility certificate confirming that they are either a “qualified institutional buyer” under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or not a “U.S. person” and outside the United States under Regulation S under the Securities Act for purposes of applicable securities laws, and a non-U.S. qualified offeree (as defined in the Offering Memorandum and Consent Solicitation Statement).  The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum and Consent Solicitation Statement, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offer and Consent Solicitation, at (855) 654-2015 (toll-free) or (212) 430-3774 (banks and brokers), or by email at contact@gbsc-usa.com.  The eligibility certificate is available electronically at: https://gbsc-usa.com/eligibility/oxy and is also available by contacting Global Bondholder Services Corporation.

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security.  No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful.  The Exchange Offer and Consent Solicitation is being made solely pursuant to the Offering Memorandum and Consent Solicitation Statement and only to such persons and in such jurisdictions as are permitted under applicable law.

The Occidental Notes offered in the Exchange Offer have not been registered under the Securities Act, or any state securities laws.  Therefore, the Occidental Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

About Occidental

Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “commit,” “advance,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental’s proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental’s ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental’s ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures, including the Acquisition and the potential transaction with Ecopetrol Permian LLC; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas liquids and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; government actions, war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; health, safety and environmental (“HSE”) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental’s ability to recognize intended benefits from its business strategies and initiatives, such as Occidental’s low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental’s counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation, and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental’s control.

Additional information concerning these and other factors that may cause Occidental’s results of operations and financial position to differ from expectations can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s 2023 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts
Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com